UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09651 and 811-09735

Name of Fund: BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Focus Growth Fund, Inc. and Master Focus Growth LLC, 55 East 52nd Street, New York, NY
10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2011

Date of reporting period: 08/31/2011

Item 1 – Report to Stockholders

August 31, 2011

Annual Report

BlackRock Focus Growth Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Dear Shareholder

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncer-
tainty. Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your fund’s reporting period ended August 31, 2011.Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic given the anticipated second round of quantitative easing from the US Federal Reserve
(the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflation-
ary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield
curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North
Africa region and as prices of oil and other commodities soared. Natural disasters in Japan dis-
rupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011.The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, com-
modities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate.
Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt.This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC.The down-
grade of the US government’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains.Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“BlackRock remains focused
on managing risk and finding
opportunities in all market
environments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2011
	6-month	12-month
US large cap equities	(7.23)%	18.50%
(S&P 500® Index)
US small cap equities	(11.17)	22.19
(Russell 2000® Index)
International equities	(11.12)	10.01
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	(5.11)	9.07
(MSCI Emerging Markets
Index)
3-month Treasury	0.08	0.15
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	13.04	6.21
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	5.49	4.62
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax exempt municipal	6.39	2.66
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(1.57)	8.32
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2011

Investment Objective

BlackRock Focus Growth Fund, Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period ended August 31, 2011, through its investment in Master Focus Growth LLC (the “Master LLC”), all share classes gener-
ated positive double-digit returns. The Fund’s Investor A, Investor B and
Investor C Share Classes slightly underperformed the benchmark, the
Russell 1000® Growth Index, but the Fund’s Institutional Share Class
slightly outperformed.

• Fund returns for the period reflect a cash distribution to the Master LLC in connection with the settlement of a class-action suit.

What factors influenced performance?

• In January 2011, the Master LLC received the settlement proceeds from a class-action suit relating to fraud several years ago in one of the Master
LLC’s investments. This one-time cash inflow resulted in a material increase in the Fund’s net asset value.

• The Master LLC’s holdings in the consumer discretionary sector delivered the greatest contribution to the Fund’s positive performance. Most notably, Las Vegas Sands Corp. produced the largest individual contribu-
tion as the stock surged 64% on continued high attendance at the com-
pany’s casino properties in Asia. In internet & catalog retail, Amazon.com,
Inc. benefited performance as the company continued to innovate and take market share from more traditional media and retail competitors.
Positive stock selection in the information technology (IT) sector also con-
tributed to performance. In particular, the Master LLC’s largest technology holding, Apple, Inc., climbed 58% as the company’s products continued
to take market share and generate rapid sales growth. Other notable contributors in IT included Check Point Software Technologies Ltd. and
Baidu.com, Inc — ADR.

• In health care, negative performance by Dendreon Corp. overshadowed strength elsewhere in the sector. In August 2011, the company reported highly disappointing quarterly results which sent the stock sharply lower.
In addition, Dendreon Corp. withdrew its previous revenue guidance due to a lack of visibility, and announced that it expects to undergo a signifi-
cant workforce reduction. These developments suggest contraction rather than the rapid growth which had been expected. As this compromised our investment thesis, we eliminated the stock from the portfolio. The Master
LLC’s underweight positioning in the relatively strong-performing consumer staples sector negatively impacted performance. The Master LLC’s signifi-
cant investment in The Procter & Gamble Co. detracted from relative per-
formance. Although as the consumer product giant delivered positive returns, it failed to match the average return posted by consumer staples holdings within the Russell 1000® Growth Index.

Describe recent portfolio activity.

• Over the 12-month period, the Master LLC’s overall sector allocation remained relatively stable; however, the Master LLC increased its exposure to the energy and health care sectors at the expense of IT and financials.

Describe portfolio positioning at period end.

• At period end, the Master LLC was overweight relative to the index in the
IT and consumer discretionary sectors and underweight in consumer staples and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Total Return Based on a $10,000 Investment

Performance Summary for the Period Ended August 31, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(9.86)%	24.41%	N/A	6.55%	N/A	2.11%	N/A
Investor A	(9.93)	23.30	16.83%	5.98	4.84%	1.73	1.18%
Investor B	(10.04)	23.28	18.78	5.30	4.97	1.05	1.05
Investor C	(10.12)	22.87	21.87	5.12	5.12	0.86	0.86
Russell 1000® Growth Index	(5.40)	23.96	N/A	3.75	N/A	2.71	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	March 1, 2011	August 31, 2011	During the Period[5]	March 1, 2011	August 31, 2011	During the Period[5]	Expense Ratio
Institutional	$1,000.00	$901.40	$ 4.46	$1,000.00	$1,020.52	$ 4.74	0.93%
Investor A	$1,000.00	$900.70	$ 6.42	$1,000.00	$1,018.45	$ 6.82	1.34%
Investor B	$1,000.00	$899.60	$ 9.15	$1,000.00	$1,015.58	$ 9.70	1.91%
Investor C	$1,000.00	$898.80	$10.15	$1,000.00	$1,014.52	$10.76	2.12%

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	5

About Fund Performance

• Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense exam-
ple on the previous page (which are based on a hypothetical investment of $1,000 invested on March 1, 2011 and held through August 31,
2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their share class under the heading “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Statement of Assets and Liabilities	BlackRock Focus Growth Fund, Inc.
August 31, 2011
Assets
Investment at value — Master Focus Growth LLC (the “Master LLC”) (cost — $105,484,995)	$ 108,508,041
Withdrawals receivable from the Master LLC	421,431
Capital shares sold receivable	286,296
Prepaid expenses	17,940
Total assets	109,233,708
Liabilities
Capital shares redeemed payable	707,727
Service and distribution fees payable	34,903
Administration fees payable	22,746
Officer's fees payable	50
Other accrued expenses payable	71,495
Total liabilities	836,921
Net Assets	$ 108,396,787
Net Assets Consist of
Paid-in capital	$ 104,983,477
Accumulated net realized gain allocated from the Master LLC	390,264
Net unrealized appreciation/depreciation allocated from the Master LLC	3,023,046
Net Assets	$ 108,396,787
Net Asset Value
Institutional — Based on net assets of $32,782,600 and 12,374,169 shares outstanding, 100 million shares authorized, $0.10 par value	$ 2.65
Investor A — Based on net assets of $45,870,508 and 18,026,057 shares outstanding, 100 million shares authorized, $0.10 par value	$ 2.54
Investor B — Based on net assets of $1,611,533 and 692,221 shares outstanding, 300 million shares authorized, $0.10 par value	$ 2.33
Investor C — Based on net assets of $28,132,146 and 12,195,045 shares outstanding, 300 million shares authorized, $0.10 par value	$ 2.31

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	7

Statement of Operations	BlackRock Focus Growth Fund, Inc.
Year Ended August 31, 2011
Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$ 807,794
Interest on litigation proceeds	104,018
Dividends — affiliated	6,555
Expenses	(682,140)
Fees waived	203,788
Total income	440,015
Expenses
Administration	250,652
Service — Investor A	109,863
Service and distribution — Investor B	21,921
Service and distribution — Investor C	261,421
Transfer agent — Institutional	29,755
Transfer agent — Investor A	137,689
Transfer agent — Investor B	3,366
Transfer agent — Investor C	91,196
Registration	64,031
Printing	37,298
Professional	26,939
Officer	195
Miscellaneous	17,224
Total expenses	1,051,550
Net investment loss	(611,535)
Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain from investments and litigation proceeds	9,171,466
Net change in unrealized appreciation/depreciation on investments	(1,186,991)
Total realized and unrealized gain	7,984,475
Net Increase in Net Assets Resulting from Operations	$ 7,372,940

See Notes to Financial Statements.

8	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Statements of Changes in Net Assets	BlackRock Focus Growth Fund, Inc.
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment loss	$ (611,535)	$ (188,743)
Net realized gain	9,171,466	4,590,607
Net change in unrealized appreciation/depreciation	(1,186,991)	(617,442)
Net increase in net assets resulting from operations	7,372,940	3,784,422
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	49,580,548	(2,043,297)
Net Assets
Total increase in net assets	56,953,488	1,741,125
Beginning of year	51,443,299	49,702,174
End of year	$ 108,396,787	$ 51,433,299
Undistributed net investment income (loss)	—	—

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	9

Financial Highlights				BlackRock Focus Growth Fund, Inc.
			Institutional

				Period
				December 1,
				2007 to
	Year Ended August 31,			August 31,	Year Ended November 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 2.13	$ 1.96	$ 2.34	$ 2.52	$ 2.01	$ 1.82
Net investment income (loss)[1]	—	0.01	(0.01)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.52	0.16	(0.37)	(0.16)	0.53	0.20
Net increase (decrease) from investment operations	0.52	0.17	(0.38)	(0.18)	0.51	0.19
Net asset value, end of period	$ 2.65	$ 2.13	$ 1.96	$ 2.34	$ 2.52	$ 2.01
Total Investment Return[2]
Based on net asset value	24.41%[3]	8.67%[4]	(16.24)%[5]	(7.14)%[6]	25.37%	10.44%
Ratios to Average Net Assets[7]
Total expenses	0.96%[8]	1.45%	1.78%	1.53%[9]	1.40%	1.55%
Total expenses after fees waived	0.96%[8]	1.45%	1.78%	1.47%[9]	1.40%	1.55%
Net investment income (loss)	(0.02)%[8,10]	0.39%[10]	(0.82)%	(0.86)%[9]	(0.98)%	(0.66)%
Supplemental Data
Net assets, end of period (000)	$ 32,783	$ 6,739	$ 9,673	$ 13,073	$ 15,357	$ 14,217
Portfolio turnover of the Master LLC	97%	86%	185%	105%	145%	117%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 23.00%.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 6.12%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.21)%.
6 Aggregate total investment return.
7 Includes the Fund's share of the Master LLC's allocated expenses and/or net investment income (loss).
8 Includes the Fund's share of the Master LLC's allocated fees waived of 0.20%.
9 Annualized.
10 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income
(loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.14)% for the year ended
August 31, 2011 and (0.47)% for the year ended August 31, 2010.

See Notes to Financial Statements.

10	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Financial Highlights (continued)				BlackRock Focus Growth Fund, Inc.
			Investor A

				Period
				December 1,
				2007 to
	Year Ended August 31,			August 31,	Year Ended November 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 2.06	$ 1.90	$ 2.28	$ 2.47	$ 1.98	$ 1.80
Net investment loss[1]	(0.01)	—	(0.01)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	0.49	0.16	(0.37)	(0.16)	0.52	0.20
Net increase (decrease) from investment operations	0.48	0.16	(0.38)	(0.19)	0.49	0.18
Net asset value, end of period	$ 2.54	$ 2.06	$ 1.90	$ 2.28	$ 2.47	$ 1.98
Total Investment Return[2]
Based on net asset value	23.30%[3]	8.42%[4]	(16.67)%[5]	(7.69)%[6]	24.75%	10.00%
Ratios to Average Net Assets[7]
Total expenses	1.45%[8]	1.94%	2.49%	2.09%[9]	1.84%	1.80%
Total expenses after fees waived	1.45%[8]	1.94%	2.22%	2.03%[9]	1.84%	1.80%
Net investment loss	(0.54)%[8,10]	(0.18)%[10]	(1.26)%	(1.42)%[9]	(1.41)%	(0.92)%
Supplemental Data
Net assets, end of period (000)	$ 45,871	$ 27,003	$ 23,042	$ 23,111	$ 9,291	$ 8,534
Portfolio turnover of the Master LLC	97%	86%	185%	105%	145%	117%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 21.36%.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 5.79%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.51)%.
6 Aggregate total investment return.
7 Includes the Fund's share of the Master LLC's allocated expenses and/or net investment income (loss).
8 Includes the Fund's share of the Master LLC's allocated fees waived of 0.20%.
9 Annualized.
10 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income
(loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.63)% for the year ended
August 31, 2011 and (1.00)% for the year ended August 31, 2010.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC. AUGUST 31, 2011 11

Financial Highlights (continued)				BlackRock Focus Growth Fund, Inc.
			Investor B

				Period
				December 1,
				2007 to
	Year Ended August 31,			August 31,	Year Ended November 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 1.89	$ 1.76	$ 2.12	$ 2.31	$ 1.87	$ 1.71
Net investment loss[1]	(0.03)	(0.01)	(0.02)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.47	0.14	(0.34)	(0.15)	0.49	0.19
Net increase (decrease) from investment operations	0.44	0.13	(0.36)	(0.19)	0.44	0.16
Net asset value, end of period	$ 2.33	$ 1.89	$ 1.76	$ 2.12	$ 2.31	$ 1.87
Total Investment Return[2]
Based on net asset value	23.28%[3]	7.39%[4]	(16.98)%[5]	(8.23)%[6]	23.53%	9.36%
Ratios to Average Net Assets[7]
Total expenses	2.06%[8]	2.42%	3.07%	2.97%[9]	2.71%	2.66%
Total expenses after fees waived	2.06%[8]	2.40%	2.79%	2.91%[9]	2.71%	2.66%
Net investment loss	(1.16)%[8,10]	(0.59)%[10]	(1.85)%	(2.32)%[9]	(2.29)%	(1.77)%
Supplemental Data
Net assets, end of period (000)	$ 1,612	$ 1,943	$ 3,307	$ 10,367	$ 29,326	$ 33,161
Portfolio turnover of the Master LLC	97%	86%	185%	105%	145%	117%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 19.58%.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 5.11%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.77)%.
6 Aggregate total investment return.
7 Includes the Fund's share of the Master LLC’s allocated expenses and/or net investment income (loss).
8 Includes the Fund's share of the Master LLC’s allocated fees waived of 0.21%.
9 Annualized.
10 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income
(loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (1.26)% for the year ended
August 31, 2011 and (1.44)% for the year ended August 31, 2010.

See Notes to Financial Statements.

12	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Financial Highlights (concluded)				BlackRock Focus Growth Fund, Inc.
			Investor C

				Period
				December 1,
				2007 to
	Year Ended August 31,			August 31,	Year Ended November 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 1.88	$ 1.75	$ 2.12	$ 2.31	$ 1.86	$ 1.71
Net investment loss[1]	(0.03)	(0.02)	(0.02)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.46	0.15	(0.35)	(0.15)	0.50	0.18
Net increase (decrease) from investment operations	0.43	0.13	(0.37)	(0.19)	0.45	0.15
Net asset value, end of period	$ 2.31	$ 1.88	$ 1.75	$ 2.12	$ 2.31	$ 1.86
Total Investment Return[2]
Based on net asset value	22.87%[3]	7.43%[4]	(17.45)%[5]	(8.23)%[6]	24.19%	8.77%
Ratios to Average Net Assets[7]
Total expenses	2.23%[8]	2.78%	3.27%	2.93%[9]	2.75%	2.68%
Total expenses after fees waived	2.23%[8]	2.78%	2.98%	2.87%[9]	2.75%	2.68%
Net investment loss	(1.33)%[8,10]	(1.02)%[10]	(2.02)%	(2.27)%[9]	(2.32)%	(1.79)%
Supplemental Data
Net assets, end of period (000)	$ 28,132	$ 15,758	$ 13,681	$ 18,534 $	20,998 $	20,928
Portfolio turnover of the Master LLC	97%	86%	185%	105%	145%	117%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 20.74%.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been 4.57%.
5 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return would have been (28.77)%.
6 Aggregate total investment return.
7 Includes the Fund's share of the Master LLC's allocated expenses and/or net investment income (loss).
8 Includes the Fund's share of the Master LLC's allocated fees waived of 0.20%.
9 Annualized.
10 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income
(loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (1.42)% for the year ended
August 31, 2011 and (1.84)% for the year ended August 31, 2010.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	13

Notes to Financial Statements BlackRock Focus Growth Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Focus Growth Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Focus Growth
LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master
LLC reflects the Fund’s proportionate interest in the net assets of the
Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at August 31, 2011 was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the
Fund’s financial statements. The Fund’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares.
Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B
Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures
(except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
The Fund fair values its financial instruments at market value. The
Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC.
Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Fund are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the three years ended August 31, 2011 and the period ended
August 31, 2008. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other
Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays
Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc.
("BlackRock"). Due to the ownership structure, PNC is an affiliate for
1940 Act purposes, but Barclays is not.

The Fund entered into an Administration Agreement with BlackRock
Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an invest-
ment advisory fee or investment management fee. The Administrator contractually agreed to waive the administration fees of the Fund and/or the investment advisory fees of the Master LLC, as necessary, to reduce

14	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Notes to Financial Statements (continued) BlackRock Focus Growth Fund, Inc.

the sum of the administration fee (as a percentage of the average daily net assets of the Fund) and the investment advisory fee (as a percent-
age of the daily net assets of the Master LLC) from 0.85% to 0.65%.

The Administrator contractually agreed to waive or reimburse fees or expenses of the Fund and/or the Master LLC to the extent necessary in order to limit the expenses of the Fund (after accounting for the waiver described above and excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) as a percentage of daily net assets as follows: 2.00% for
Institutional Shares, 2.25% for Investor A Shares and 3.00% for
Investor B and Investor C Shares, so long as the sum of the fees waived and the expenses reimbursed by the Administrator do not exceed the amount of fees actually due to the Administrator under both the Master
LLC’s investment advisory agreement and the Fund’s administration agreement. The Administrator has agreed not to reduce or discontinue this contractual wavier or reimbursement prior to January 1, 2012 unless approved by the Board, including a majority of the non-interested
Directors. For the year ended August 31, 2011, the Fund had no fees waived or reimbursed.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

For the year ended August 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $8,620.

For the year ended August 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$4,474
Investor C	$9,315

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2011, the
Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent
— class specific in the Statement of Operations:

Institutional	$ 260
Investor A	$2,378
Investor B	$ 107
Investor C	$1,351

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent difference as of August 31, 2011 attributable to net operating losses was reclassified to the following accounts:

Paid-in capital	$ (611,535)
Undistributed net investment loss	$ 611,535

As of August 31, 2011, the tax components of undistributed net earn-
ings were as follows:

Undistributed long-term capital gains	$ 475,447
Net unrealized gains*	2,937,863
Total	$ 3,413,310

*The difference between book-basis and tax-basis net unrealized gains was attribut-
able primarily to the tax deferral of losses on wash sales.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	15

Notes to Financial Statements (concluded) BlackRock Focus Growth Fund, Inc.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	August 31, 2011		August 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	16,492,110	$ 47,217,988	1,121,578	$ 2,512,289
Shares redeemed	(7,279,841)	(20,320,124)	(2,898,464)	(6,256,211)
Net increase (decrease)	9,212,269	$ 26,897,864	(1,776,886)	$ (3,743,922)
Investor A
Shares sold and automatic conversion of shares	10,189,542	$ 27,837,052	4,335,617	$ 9,285,781
Shares redeemed	(5,291,719)	(13,969,217)	(3,321,630)	(7,085,847)
Net increase	4,897,823	$ 13,867,835	1,013,987	$ 2,199,934
Investor B
Shares sold	127,262	$ 311,757	40,686	$ 82,444
Shares redeemed and automatic conversion of shares	(461,403)	(1,124,470)	(894,684)	(1,735,624)
Net decrease	(334,141)	$ (812,713)	(853,998)	$ (1,653,180)
Investor C
Shares sold	5,956,989	$ 14,764,641	1,898,041	$ 3,754,432
Shares redeemed	(2,146,302)	(5,137,079)	(1,320,175)	(2,600,561)
Net increase	3,810,687	$ 9,627,562	577,866	$ 1,153,871

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has deter-
mined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Report of Independent Registered Public Accounting Firm BlackRock Focus Growth Fund, Inc.

To the Shareholders and Board of Directors of BlackRock
Focus Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities for BlackRock Focus Growth Fund, Inc. (the “Fund”), as of August 31,
2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Focus Growth Fund, Inc. as of August 31, 2011, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial high-
lights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 27, 2011

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	17

Portfolio Information Master Focus Growth LLC

As of August 31, 2011

Percent of
Long-Term
Ten Largest Holdings	Investments
Boeing Co.	8%
Apple, Inc.	8
QUALCOMM, Inc.	5
Danaher Corp.	5
Las Vegas Sands Corp.	5
The Coca-Cola Co.	4
Amazon.com, Inc.	4
The Procter & Gamble Co.	4
Viacom, Inc., Class B	4
Johnson & Johnson	4

Percent of
Long-Term
Industry Representation	Investments
Software	10%
Computers & Peripherals	9
Aerospace & Defense	8
Communications Equipment	7
Pharmaceuticals	7
Oil, Gas & Consumable Fuels	5
Machinery	5
Hotels, Restaurants & Leisure	5
Beverages	5
Internet & Catalog Retail	4
Household Products	4
Media	4
Internet Software & Services	4
Health Care Technology	4
Energy Equipment & Services	4
Metals & Mining	3
Diversified Consumer Services	3
Capital Markets	2
Auto Components	2
Semiconductors & Semiconductor Equipment	2
Biotechnology	2
IT Services	1

For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Master LLC management.
These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Master Focus Growth LLC
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.6%
Boeing Co.	122,700	$ 8,203,722
Auto Components — 2.2%
Johnson Controls, Inc.	73,600	2,346,368
Beverages — 4.4%
The Coca-Cola Co.	68,110	4,798,350
Biotechnology — 2.0%
Vertex Pharmaceuticals, Inc. (a)	47,300	2,141,271
Capital Markets — 2.3%
Jefferies Group, Inc., New Shares	150,200	2,464,782
Communications Equipment — 6.9%
Alcatel-Lucent - ADR (a)	487,900	1,785,714
QUALCOMM, Inc.	111,100	5,717,206
		7,502,920
Computers & Peripherals — 9.3%
Apple, Inc. (a)	21,070	8,108,368
NetApp, Inc. (a)	52,050	1,958,121
		10,066,489
Diversified Consumer Services — 3.0%
Apollo Group, Inc., Class A (a)	69,600	3,259,020
Energy Equipment & Services — 3.8%
Schlumberger Ltd.	53,010	4,141,141
Health Care Technology — 3.8%
Cerner Corp. (a)	63,040	4,158,118
Hotels, Restaurants & Leisure — 4.5%
Las Vegas Sands Corp. (a)	104,850	4,882,864
Household Products — 4.2%
The Procter & Gamble Co.	71,960	4,582,413
IT Services — 1.1%
VeriFone Systems, Inc. (a)	34,800	1,225,656
Internet & Catalog Retail — 4.3%
Amazon.com, Inc. (a)	21,590	4,648,111
Internet Software & Services — 3.8%
Google, Inc., Class A (a)	7,700	4,165,392
Machinery — 4.8%
Danaher Corp.	113,980	5,221,424
Media — 4.0%
Viacom, Inc., Class B	90,700	4,375,368
Metals & Mining — 3.1%
Freeport-McMoRan Copper & Gold, Inc., Class B	71,280	3,360,139
Oil, Gas & Consumable Fuels — 5.2%
Alpha Natural Resources, Inc. (a)	74,103	2,450,586
Anadarko Petroleum Corp.	42,680	3,147,650
		5,598,236
Pharmaceuticals — 6.6%
Allergan, Inc.	36,000	2,945,160
Johnson & Johnson	64,000	4,211,200
		7,156,360

Common Stocks	Shares	Value
Semiconductors & Semiconductor
Equipment — 2.0%
Broadcom Corp., Class A (a)	62,100	$ 2,213,865
Software — 10.0%
Check Point Software Technologies Ltd. (a)	70,560	3,841,287
Red Hat, Inc. (a)	51,380	2,031,565
Salesforce.com, Inc. (a)	23,260	2,994,725
VMware, Inc. (a)	20,900	1,972,124
		10,839,701
Total Long-Term Investments
(Cost — $104,328,664) — 98.9%		107,351,710
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.07%, (b)(c)	1,517,241	1,517,241
Total Short-Term Securities
(Cost — $1,517,241) — 1.4%		1,517,241
Total Investments (Cost — $105,845,905*) — 100.3%		108,868,951
Liabilities in Excess of Other Assets — (0.3)%		(360,910)
Net Assets — 100.0%		$ 108,508,041
* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes were as follows:
Aggregate cost		$ 105,931,088
Gross unrealized appreciation		$ 9,950,265
Gross unrealized depreciation		(7,012,402)
Net unrealized appreciation		$ 2,937,863

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Master LLC during the year, for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2010	Activity	August 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional
Class	849,910	667,331	1,517,241	$ 6,555

(c) Represents the current yield as of report date.
• For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by
Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	19

Master Focus Growth LLC
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the
Master LLC’s perceived risk of investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2011 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$107,351,710	—	—	$107,351,710
Short-Term
Securities	1,517,241	—	—	1,517,241
Total	$108,868,951	—	—	$108,868,951

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

20	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Statement of Assets and Liabilities	Master Focus Growth LLC
August 31, 2011
Assets
Investments at value — unaffiliated (cost — $104,328,664)	$ 107,351,710
Investments at value — affiliated (cost — $1,517,241)	1,517,241
Dividends receivable	132,582
Prepaid expenses	825
Total assets	109,002,358
Liabilities
Withdrawals payable to investors	421,431
Investment advisory fees payable	36,323
Directors’ fees payable	3,311
Other accrued expenses payable	33,252
Total liabilities	494,317
Net Assets	$ 108,508,041
Net Assets Consist of
Investors’ capital	$ 105,484,995
Net unrealized appreciation/depreciation	3,023,046
Net Assets	$ 108,508,041

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	21

Statement of Operations	Master Focus Growth LLC
Year Ended August 31, 2011
Investment Income
Dividends — unaffiliated	$ 807,794
Interest on litigation proceeds	104,018
Dividends — affiliated	6,555
Total income	918,367
Expenses
Investment advisory	602,082
Professional	18,584
Custodian	18,474
Directors	18,178
Accounting services	12,541
Printing	3,019
Miscellaneous	9,262
Total expenses	682,140
Less fees waived by advisor	(203,788)
Total expenses after fees waived	478,352
Net investment income	440,015
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	7,384,399
Litigation proceeds	1,787,067
9,171,466
Net change in unrealized appreciation/depreciation on investments	(1,186,991)
Total realized and unrealized gain	7,984,475
Net Increase in Net Assets Resulting from Operations	$ 8,424,490

22	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Statements of Changes in Net Assets	Master Focus Growth LLC
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 440,015	$ 634,640
Net realized gain	9,171,466	4,590,607
Net change in unrealized appreciation/depreciation	(1,186,991)	(617,442)
Net increase in net assets resulting from operations	8,424,490	4,607,805
Capital Transactions
Proceeds from contributions	90,131,438	15,634,946
Value of withdrawals	(41,572,959)	(18,500,148)
Net increase (decrease) in net assets derived from capital transactions	48,558,479	(2,865,202)
Net Assets
Total increase in net assets	56,982,969	1,742,603
Beginning of year	51,525,072	49,782,469
End of year	$ 108,508,041	$ 51,525,072

Financial Highlights					Master Focus Growth LLC

				Period
				December 1,
				2007 to
	Year Ended August 31,			August 31,	Year Ended November 30,
	2011	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	24.90%[1]	9.45%[1]	(15.36)%[1]	(6.55)%[2]	26.17%	11.40%
Ratios to Average Net Assets
Total expenses	0.68%	0.86%	1.01%	0.87%[3]	0.82%	0.79%
Total expenses after fees waived and paid indirectly	0.48%	0.66%	0.81%	0.67%[3]	0.62%	0.59%
Net investment income (loss)	0.44%[4]	1.12%[4]	0.15%	(0.07)%[3]	(0.20)%	0.30%
Supplemental Data
Net assets, end of period (000)	$ 108,508	$ 51,525	$ 49,782	$ 65,217	$75,086	$76,961
Portfolio turnover	97%	86%	185%	105%	145%	117%

1 Includes proceeds received from a settlement of litigation, which impacted the Master LLC’s total return. Not including these proceeds, the Master LLC’s total return would have been 23.49% for the year ended August 31, 2011, 6.90% for the year ended August 31, 2010 and (27.33)% for the year ended August 31, 2009.
2 Aggregate total investment return.
3 Annualized.
4 Includes interest on the proceeds received from a settlement of litigation, which impacted the Master LLC’s ratio of net investment income (loss) to average net assets.
Not including this interest, the Master LLC’s ratio of net investment income (loss) to average net assets would have been 0.34% for the year ended August 31, 2011 and 0.29%. for the year ended August 31, 2010.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	23

Notes to Financial Statements Master Focus Growth LLC

1. Organization and Significant Accounting Policies:

Master Focus Growth LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in con-
formity with accounting principles generally accepted in the United
States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly trans-
action between market participants at the measurement date. The
Master LLC fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the
Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the invest-
ment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.
The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date.

Income Taxes: The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986,
as amended.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays
Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). Due to the ownership structure, PNC is an affiliate for
1940 Act purposes, but Barclays is not.

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC paid the Manager a monthly fee at an annual rate of 0.60% of the Master LLC’s average daily net assets from
September 1, 2010 through May 31, 2011.

24	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Notes to Financial Statements (continued) Master Focus Growth LLC

Effective June 1, 2011, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee
First $1 billion	0.60%
$1 – $3 billion	0.56%
$3 – $5 billion	0.54%
$5 – $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager contractually agreed to waive the administration fees of
BlackRock Focus Growth Fund, Inc. (“Focus Growth”) and/or the invest-
ment advisory fees of the Master LLC, as necessary to reduce the sum of the administration fee (as a percentage of the average daily net assets of the Focus Growth) and investment advisory fee (as a percent-
age of the average daily net assets of the Master LLC) from 0.85% to
0.65%. The Manager has agreed not to reduce or discontinue this con-
tractual waiver or reimbursement prior to January 1, 2012 unless approved by the Board, including a majority of the non-interested
Directors. For the year ended August 31, 2011, the Master LLC waived
$188,582 which is included in fees waived by advisor in the Statement of Operations.

The Manager contractually agreed to waive or reimburse fees or expenses of Focus Growth and/or the Master LLC to the extent neces-
sary in order to limit the expenses of Focus Growth (after accounting for the waiver described above and excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of daily net assets of Focus Growth as follows: 2.00% for Institutional Shares, 2.25% for Investor A Shares
and 3.00% for Investor B and Investor C Shares, so long as the sum of the fees waived and the expense reimbursed by the Manager do not exceed the amount of fees actually due to the Manager under both the Master LLC’s investment advisory agreement and Focus Growth’s administration agreement. The Manager has agreed not to reduce or dis-
continue this contractual waiver or reimbursement prior to January 1,
2012 unless approved by the Board, including a majority of the non-
interested Directors. For the year ended August 31, 2011, the Master
LLC had no fees waived or reimbursed.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the
Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master LLC’s investment in other affiliated investment companies, if any. For the year ended August 31, 2011, the Master LLC waived $15,206 which is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager.
The Manager pays BIM for services it provides a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended August 31, 2011, the Master LLC reimbursed the
Manager $1,226 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2011, were $144,248,975 and
$93,700,349, respectively.

The Master LLC received proceeds from settlement of litigation where the Master LLC was able to recover a portion of investment losses previously recorded by the Master LLC and interest on certain of those proceeds. These amounts are shown as litigation proceeds and interest on litigation proceeds in the Statement of Operations.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Master LLC may borrow under the credit agreement to fund shareholder redemptions.
Effective November 2009, the credit agreement had the following terms:
0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31,
2009, a commitment fee of 0.10% per annum based on the Master
LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Master
LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master LLC paid administration

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	25

Notes to Financial Statements (concluded) Master Focus Growth LLC and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2010. The Master LLC did not borrow under the credit agreement during the year ended August 31, 2011.

5. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master
LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC;
conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those coun-
terparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of finan-
cial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities,
less any collateral held by the Master LLC.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Report of Independent Registered Public Accounting Firm Master Focus Growth LLC

To the Investor and Board of Directors of Master Focus
Growth Fund LLC:

We have audited the accompanying statement of assets and liabilities of Master Focus Growth LLC (the "Master LLC"), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented. These financial statements and financial highlights are the responsibility of the Master
LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-
ing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of August
31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Master Focus Growth LLC as of August 31, 2011, the results of its oper-
ations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 27, 2011

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of the Master Focus Growth LLC (the “Master
Fund”) met on April 12, 2011 and May 10–11, 2011 to consider the approval of the Master Fund’s investment advisory agreement (the
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board of Directors of the
Master Fund also considered the approval of the sub-advisory agree-
ment (the “Sub-Advisory Agreement”) between the Manager and
BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Fund. The BlackRock Focus Growth Fund, Inc.
(the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the
Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Fund. The
Manager and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are
referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “inter-
ested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)
(the “Independent Board Members”). The Board Members are responsi-
ble for the oversight of the operations of the Master Fund or the Feeder
Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an
Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight
Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight
Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board
Members. The Board also established an ad hoc committee, the Joint
Product Pricing Committee, which consisted of Independent Board
Members and directors/trustees of the boards of certain other
BlackRock-managed funds, who were not “interested persons”
of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder
Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master
Fund, the Feeder Fund and their shareholders. Among the matters the
Board considered were: (a) investment performance for one-, three-
and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or under-
performance against its peers and/or benchmark, as applicable; (b)
fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the
Feeder Fund for services, such as transfer agency, marketing and dist-
ribution, call center and fund accounting; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, imple-
mentation of the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions; (e) the Master Fund’s and the Feeder
Fund’s compliance with its respective Code of Ethics and other compli-
ance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s imple-
mentation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio trans-
actions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund
(“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the
Feeder Fund, as applicable, and the investment performance of the

28	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Feeder Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the
Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees
(a combination of the advisory fee and the administration fee, if any)
charged to other clients, such as institutional clients, ETFs and closed-
end funds, under similar investment mandates, as well as the perform-
ance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (f) sales and redemption data regarding the Feeder Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional informa-
tion. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board of the
Master Fund, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Master Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2012. The Board of the Feeder
Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satis-
factory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund;
(d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Fund and the Feeder Fund; and
(f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master Fund and the
Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.
The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Feeder Fund. Throughout the year, the Board compared the Feeder
Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any.
The Board met with BlackRock’s senior management personnel responsi-
ble for investment operations, including the senior investment officers.
The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Master Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates pro-
vide the Master Fund and the Feeder Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In addition to investment advisory services, BlackRock and its affiliates provide the
Master Fund and the Feeder Fund with other services, including (i)
preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of
BlackRock’s fund administration, accounting, legal and compliance

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund
and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master
Fund and the Feeder Fund, as applicable. The Board noted that the
Master Fund’s investment results correspond directly to the investment results of the Feeder Fund. In preparation for the April 12, 2011 meet-
ing, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s perform-
ance. The Board also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to funds in the Feeder
Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds.
The Board and the Board’s Performance Oversight Committee regularly review, and meet with Master Fund and the Feeder Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

The Board noted that the Feeder Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of
the Services and Profits to be Realized by BlackRock and its Affiliates
from their Relationship with the Master Fund and the Feeder Fund: The
Board, including the Independent Board Members, reviewed the Feeder
Fund’s/Master Fund’s contractual management fee ratio compared with the other funds in the Feeder Fund’s Lipper category. It also compared the Feeder Fund’s total expense ratio, as well as the Feeder Fund’s/
Master Fund’s actual management fee ratio, to those of other funds in the Feeder Fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Fund and the Feeder Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the
Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December
31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The
Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. The Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-
traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s
and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by
BlackRock and its affiliates. As part of its analysis, the Board reviewed
BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Feeder Fund’s/Master Fund’s contractual man-
agement fee ratio (a combination of the advisory fee and the adminis-
tration fee, if any) was above the median contractual management fee ratio paid by the Feeder Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Feeder Fund’s/Master Fund’s actual manage-
ment fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Feeder Fund’s Peers, after giving

30	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

effect to any expense reimbursements or fee waivers. The Board further noted that effective June 1, 2011, the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio down-
ward as the size of the Master Fund increases above certain contractu-
ally specified levels. In addition, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Feeder Fund’s total net expenses on a class-by-class basis, as applicable. Additionally, the Board noted that
BlackRock has contractually agreed to waive or reimburse management fees for the Feeder Fund/Master Fund.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase
The Board also considered the extent to which the Master Fund and the
Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the
Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the
Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master
Fund and the Feeder Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that
BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including the Independent Board
Members, unanimously approved the continuation of the Advisory
Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board of the Master Fund considered the detailed review of BlackRock’s fee structure, as it applies to the Master Fund, conducted by the ad hoc
Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continu-
ation of the Agreements with respect to the Master Fund and found the
Agreements to be satisfactory. In arriving at its decision to approve the
Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent
Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the
Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	31

Officers and Directors

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund/Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1]
Robert M. Hernandez	Chairman of	Since	Director, Vice Chairman and Chief Financial Officer of USX	29 RICs consisting of	ACE Limited
55 East 52nd Street	the Board	2007	Corporation (energy and steel business) from 1991 to 2001.	83 Portfolios	(insurance company);
New York, NY 10055	and Director				Eastman Chemical
1944					Company (chemicals);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	29 RICs consisting of	Watson
55 East 52nd Street	of the Board	2007	company) since 1997; Director and Treasurer, Michael J. Fox	83 Portfolios	Pharmaceutical, Inc.
New York, NY 10055	and Director		Foundation for Parkinson’s Research since 2000; Director, BTG		(pharmaceutical)
1941			International Plc (medical technology commercialization
company) from 2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	29 RICs consisting of	None
55 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	83 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	29 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	83 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	29 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2002	investment partnership) since 1979; Managing General Partner,	83 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Director, Lifestyle		Capital Southwest
1944			Family Fitness (fitness industry) since 2006; Director, IDology, Inc.		(financial)
(technology solutions) since 2006; Member of the Investment
Advisory Council of the Florida State Board of Administration from
2001 to 2007.
Honorable Stuart	Director	Since	Partner and Head of International Practice, Covington and	29 RICs consisting of	Alcatel-Lucent (tele-
E. Eizenstat		2007	Burling LLP (law firm) since 2001; International Advisory Board	83 Portfolios	communications);
55 East 52nd Street			Member, The Coca-Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10055			Member, Veracity Worldwide, LLC (risk management) since 2007;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International Advisory		UPS Corporation
			Board GML (energy) since 2003; Advisory Board Member, BT		(delivery service)
Americas (telecommunications) from 2004 to 2010.
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	29 RICs consisting of	None
55 East 52nd Street		2005		83 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	29 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009; Director,	83 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003; Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		parts manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	29 RICs consisting of	None
40 East 52nd Street		2002	firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail)	83 Portfolios
New York, NY 10022			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

32	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Officers and Directors (continued)

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund/Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Trustee,	29 RICs consisting of	None
55 East 52nd Street		2003	University of Wyoming Foundation since 2008; Director,	83 Portfolios
New York, NY 10055			Ruckelshaus Institute and Haub School of Natural Resources
1941			at the University of Wyoming from 2006 to 2008; Director,
The American Museum of Fly Fishing since 1997; Director,
The National Audubon Society from 1998 to 2005.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a Director for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy
BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock
Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot,
2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	62 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	187 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	29 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	83 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	158 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	283 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.
[3] Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an "interested person" of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	33

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund/Master LLC	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family
Resource Network (charitable foundation) since 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the
55 East 52nd Street		2007	MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group
New York, NY 10055			from 2001 to 2006.
1970
Brian Kindelan	Chief Compliance	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Officer and Anti-	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Money Laundering
1959	Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained with-
out charge by calling (800) 441-7762.

Investment Advisor	Custodian	Transfer Agent	Distributor	Independent
and Administrator	The Bank of	BNY Mellon Investment	BlackRock Investments, LLC	Registered Public
BlackRock Advisors, LLC	New York Mellon	Servicing (US) Inc.	New York, NY 10022	Accounting Firm
Wilmington, DE 19809	New York, NY 10286	Wilmington, DE 19809		Deloitte & Touche LLP
			Legal Counsel	Boston, MA 02116
Sub-Advisor		Accounting Agent	Willkie Farr & Gallagher LLP
BlackRock Investment		State Street Bank	New York, NY 10019	Address of the Fund
Management, LLC		and Trust Company		100 Bellevue Parkway
Princeton, NJ 08540		Boston, MA 02116		Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Director of the
Fund/Master LLC, and Paul L. Audet became Director of the Fund/Master LLC.

34	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information
on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s
Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	35

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

36	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different pri-
vacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011	37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund		BlackRock Global Emerging Markets Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio		BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†		BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†		BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Basic Value Fund		BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund		BlackRock India Fund		BlackRock Science & Technology
BlackRock China Fund		BlackRock International Fund		Opportunities Portfolio
BlackRock Energy & Resources Portfolio		BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund		BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund		BlackRock Large Cap Core Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund		BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†		BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dividend Income Portfolio		BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund		BlackRock Latin America Fund		BlackRock Value Opportunities Fund
		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
Fixed Income Funds
BlackRock Bond Index Fund		BlackRock Income Portfolio†		BlackRock Strategic Income
BlackRock Core Bond Portfolio		BlackRock Inflation Protected Bond Portfolio		Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio		BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio		BlackRock Long Duration Bond Portfolio		BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio		BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Yield Bond Portfolio		BlackRock Multi-Sector Bond Portfolio		US Mortgage Portfolio
Municipal Bond Funds
BlackRock California Municipal Bond Fund		BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund		BlackRock New York Municipal Bond Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless

accompanied or preceded by the Fund’s current prospec-

tus. Past performance results shown in this report should

not be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change.

Item 2 – Code of Ethics – Each registrant (each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrants has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Focus
Growth Fund, Inc.	$7,000	$6,800	$0	$0	$9,000	$6,100	$0	$11
Master Focus	$24,400	$23,500	$0	$0	$0	$0	$0	$0
Growth LLC

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services includes tax compliance, tax advice and tax planning.
3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Focus Growth Fund,	$9,000	$16,888
Inc.
Master Focus Growth LLC	$0	$10,777

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 4, 2011